Exhibit 10.3
Execution Version

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Ninth Amendment to Amended and Restated Credit Agreement, dated as of September 18, 2023 (this “Amendment”), is by and among THE HAGERTY GROUP, LLC (the “Company”), Broad Arrow Capital Europe Limited, a private limited company incorporated in England and Wales with company number 13872922 (“BAC Europe”), Broad Arrow Capital UK Limited, a private limited company incorporated in England and Wales with company number 13872844 (“BAC UK” and, together with BAC Europe, the “Foreign Subsidiary Borrowers”; the Foreign Subsidiary Borrowers, together with the Company, the “Borrowers”), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders party to the Credit Agreement described below (in such capacity, the “Administrative Agent”).

RECITALS

A. The Company, the Administrative Agent and the Lenders party thereto entered into an Amended and Restated Credit Agreement, dated as of December 12, 2018 (as amended, restated, amended and restated, supplemented or modified from time to time, including pursuant to certain Foreign Subsidiary Borrower Agreements joining the Foreign Subsidiary Borrowers as party thereto, the “Credit Agreement”).

B. The Borrowers desire to amend the Credit Agreement in accordance with the terms hereof, and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1
AMENDMENTS

Upon the Ninth Amendment Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

1.1    Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document:

1.1.1    each of the Foreign Subsidiary Borrowers, Broad Arrow Capital FP Limited and Broad Arrow Capital LLC (collectively, the “BAC Entities”) may form, directly or indirectly, various special purpose vehicles and trusts (collectively, the “SPV Entities”), which may be used to enter into or otherwise consummate a warehouse credit facility (the “Warehouse Facility”); provided that no SPV Entity shall be permitted to incur any Indebtedness for borrowed money;

1.1.2    each SPV Entity (a) is deemed to be an Excluded Subsidiary for all purposes in the Credit Agreement and the other Loan Documents, and (b) until January 31, 2024, is excluded from all covenants and representations and warranties contained in the Loan Documents;

1.1.3    so long as no Specified Event of Default exists or would be caused thereby, any Loan Party and any of its Subsidiaries may only make Investments into any SPV Entity in an aggregate outstanding amount for all such Investments not in excess of $150,000 at any time notwithstanding the availability of any other baskets or covenants in the Credit Agreement;

1.1.4    all assets constituting the Equity Interests in any SPV Entity are deemed to be Excluded Property, and no Loan Party is required to pledge any such Equity Interests of any SPV Entity to the Administrative Agent;

1.1.5    all assets of the SPV Entities are deemed to be Excluded Property; and

1.1.6    any SPV Entity and any BAC Entity is permitted to open deposit accounts and securities accounts used solely in connection with the Warehouse Facility (collectively, the “Warehouse Accounts”), and all Warehouse Accounts are deemed to be Excluded Accounts.

ARTICLE 2
REPRESENTATIONS

Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

2.1    The execution, delivery and performance of this Amendment are within such Borrower’s powers and have been duly authorized by all necessary limited liability company action. This Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2    After giving effect to the amendments herein contained, the representations and warranties contained in Article III of the Credit Agreement and the representations and warranties contained in the other Loan Documents, which are qualified by materiality, are true in all respects and the representations and warranties therein that are not qualified by materiality are true in all material respects, on and as of the date hereof (other than such representations and warranties that refer to an earlier date, in which case such representations and warranties are true in all respects, or true in all material respects, as applicable, on and as of such earlier date).

2.3    After giving effect to the amendments herein contained, no Default has occurred and is continuing on the date hereof.

ARTICLE 3
CONDITIONS PRECEDENT

This Amendment shall become effective as of the date specified in the first paragraph hereof when each of the following conditions is satisfied or waived (the “Ninth Amendment Effective Date”):

3.1    This Amendment shall be executed by each of the Borrowers, the Required Lenders and the Administrative Agent.

3.2    The Consent and Agreement attached hereto shall be executed by each of the Guarantors

ARTICLE 4
MISCELLANEOUS

4.1    References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

4.2    Except as expressly amended hereby, each Borrower acknowledges and agrees that (a) the Credit Agreement and all other Loan Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (b) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Loan Document, (c) the security interests and other Liens created by the Loan Parties under the Collateral Documents continue in full force and effect after giving effect to this Amendment, and secure, in addition to other obligations described as secured thereby, all Secured Obligations, and (d) the guaranties granted by the Loan Parties under the Subsidiary Guaranty continue in full force and effect after giving effect to this Amendment, and guaranty, in addition to other obligations described as being guarantied thereby, all Secured Obligations.

4.3    This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment shall not be deemed to have otherwise prejudiced any present or future right or rights which the Lenders now have or may have under the Credit Agreement or in any other Loan Document and, in addition, shall not entitle the Borrowers to a waiver, amendment, modification or other change to, of or in respect of any provision of the Credit Agreement or in any other Loan Document in the future in similar or dissimilar circumstances. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement, as amended hereby. This Amendment is a Loan Document. Among other provisions of the Credit Agreement, this Amendment is subject to Sections 9.06(b), 9.09 and 9.10 of the Credit Agreement as if such provisions were set forth fully herein.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

THE HAGERTY GROUP, LLC

By: /s/ Patrick McClymont
Name: Patrick McClymont
Title: Chief Financial Officer

BROAD ARROW CAPITAL EUROPE LIMITED

By: /s/ Kenneth Ahn
Name: Kenneth Ahn
Title: Director

BROAD ARROW CAPITAL UK LIMITED

By: /s/ Kenneth Ahn
Name: Kenneth Ahn
Title: Director

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By: /s/ Nathan Wright
Name: Nathan Wright
Title: Authorized Officer

KEYBANK NATIONAL ASSOCIATION

By: /s/ Scott Klingbeil
Name: Scott Klingbeil
Title: Vice President

CITIZENS BANK N.A., as a Lender

By: /s/ Don Wright
Name: Don Wright
Title: SVP

Signature Page to Hagerty Group Ninth Amendment

CONSENT AND AGREEMENT
As of the date and year first above written:
(a)Each of the undersigned hereby fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it.
(b)Each of the undersigned hereby represents and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Consent and Agreement are within its powers and have been duly authorized by all necessary action, and (ii) this Consent and Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)Except as expressly amended hereby, each of the undersigned hereby acknowledges and agrees that (i) the Credit Agreement and all Loan Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (ii) it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document; and (iii) notwithstanding anything to the contrary in any Loan Document, the term “Guaranteed Obligations” and “Secured Obligations” as used and defined in the Subsidiary Guaranty and any Collateral Document executed by each of the undersigned shall include all Secured Obligations of The Hagerty Group, LLC as a Borrower.
(d)Each of the undersigned hereby acknowledges that its consent and agreement hereto is a condition to the Agent’s agreement pursuant to the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement described in the above Ninth Amendment to Amended and Restated Credit Agreement.

HAGERTY ASSET MANAGEMENT, LLC
CAVALLINO CAFE, LLC
HAGERTY CANADA, LLC
HAGERTY CLASSIC MARINE INSURANCE AGENCY, LLC
HAGERTY CLASSIC ANALYTICS, LLC
HAGERTY DRIVERS CLUB, LLC (F/K/A HAGERTYPLUS, LLC)
HAGERTY DRIVERS CLUB CANADA, LLC
HAGERTY DRIVESHARE LLC
HAGERTY INSURANCE AGENCY, LLC
HAGERTY MANAGEMENT, LLC
HAGERTY MEDIA PROPERTIES, LLC
HAGERTY MOTORSPORTS, LLC
HAGERTY WELLNESS CENTER, LLC
HISTORIC VEHICLE ASSOCIATION, LLC
HISTORIC VEHICLE ASSOCIATION CANADA, LLC
HAGERTY VENTURES, LLC
SPEED DIGITAL, LLC
HAGERTY RADWOOD, INC.
BROAD ARROW GROUP, INC.
HAGERTY EVENTS, LLC

                        Each By: /s/ Patrick McClymont

                         Name: Patrick McClymont
                         Title: Chief Financial Officer

BROAD ARROW LICENSES LLC
BROAD ARROW AUCTIONS LLC
BROAD ARROW CAPITAL LLC
BROAD ARROW PRIVATE SALES LLC

Each By: BROAD ARROW GROUP, INC., its Sole Member

     By: /s/ Patrick McClymont
                              Name: Patrick McClymont
                             Title: Chief Financial Officer

Signature Page to Consent and Agreement to
Hagerty Ninth Amendment to Credit Agreement